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                                                                   Exhibit 21.1

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

Parent (at July 26, 2001)                   Subsidiary
                Formation

Alamosa Holdings, Inc.                      Alamosa PCS Holdings, Inc.
                Delaware
Alamosa PCS Holdings, Inc.                  Alamosa (Delaware), Inc.
                Delaware
Alamosa (Delaware), Inc.                    Alamosa Delaware Operations, LLC
                Delaware
Alamosa (Delaware), Inc.                    Alamosa Holdings, LLC
                Delaware
Alamosa Holdings, LLC                       Alamosa PCS, Inc.
                Delaware
Alamosa Holdings, LLC                       Alamosa Missouri, LLC (1)
                Missouri
Alamosa Holdings, LLC                       Washington Oregon Wireless, LLC
                Oregon
Alamosa Holdings, LLC                       SWGP, L.L.C.
                Oklahoma
Alamosa Holdings, LLC                       SWLP, L.L.C.
                Oklahoma
SWGP, L.L.C.                                Southwest PCS, L.P.
                Oklahoma
SWLP, L.L.C.                                Southwest PCS, L.P.
                Oklahoma
Southwest PCS, L.P.                         Southwest PCS Properties, LLC
                Delaware
Southwest PCS, L.P.                         Southwest PCS Licenses, LLC
                Delaware
Alamosa PCS, Inc.                           Alamosa Wisconsin GP, LLC
                Wisconsin
Alamosa PCS, Inc.                           Alamosa Finance, LLC
                Delaware
Alamosa PCS, Inc.                           Alamosa Limited, LLC
                Delaware
Alamosa PCS, Inc.                           Alamosa Delaware GP, LLC
                Delaware
Alamosa PCS, Inc.                           Alamosa Wisconsin Limited
Partnership                Wisconsin
Alamosa PCS Holdings, Inc.                  Alamosa Wisconsin Limited
Partnership                Wisconsin
Alamosa Wisconsin GP, LLC                   Alamosa Wisconsin Limited
Partnership                Wisconsin
Alamosa Limited, LLC                        Texas Telecommunications LP
                Texas
Alamosa Delaware GP, LLC                    Texas Telecommunications LP
                Texas
Alamosa Missouri, LLC (1)                   Alamosa Missouri Properties, LLC (2)
                Missouri
Washington Oregon Wireless, LLC             Washington Oregon Wireless
Properties, LLC           Delaware
Washington Oregon Wireless, LLC             Washington Oregon Wireless Licenses,
LLC             Delaware
Alamosa Wisconsin Limited Partnership       Alamosa (Wisconsin) Properties, LLC
                Wisconsin
Texas Telecommunications, LP                Alamosa Properties, LP
                Wisconsin
Alamosa Delaware GP, LLC                    Alamosa Properties, LP
                Wisconsin
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(1)  Formerly Roberts Wireless Communications, L.L.C.

(2)  Formerly Roberts Wireless Properties, LLC